UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, on January 19, 2024, Coherus BioSciences, Inc., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and between the Company and Sandoz Inc., a Delaware corporation (“Purchaser”). On March 1, 2024, the Company completed the previously announced divestiture of its CIMERLI® (ranibizumab-eqrn) ophthalmology franchise through the sale of its subsidiary, Coherus Ophthalmology LLC, to Purchaser (the “Disposition”) for upfront, all-cash consideration of $170.0 million plus an additional $17.8 million for CIMERLI product inventory and prepaid manufacturing assets. Such consideration is subject to certain adjustments that will be finalized following the closing pursuant to the Purchase Agreement.

The following events took place in connection with the completion of the Disposition.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in the Introductory Note is incorporated herein by reference into this Item 2.01.

The foregoing description of the Purchase Agreement and the Disposition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which was attached as Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2024, the terms of which are incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.04.

As described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2024, which is incorporated into this Item 2.04 by reference, on February 5, 2024, the Company, as borrower and on behalf of itself and certain of its subsidiaries, entered into a Consent, Partial Release and Third Amendment to Loan Agreement (the “Consent and Amendment”) with Biopharma Credit PLC, a public limited company incorporated under the laws of England and Wales, as collateral agent (the “Collateral Agent”), BPCR Limited Partnership, a limited partnership established under the laws of England and Wales, as a lender (“BPCR”), and Biopharma Credit Investments V (MASTER) LP, a Cayman Islands exempted limited partnership acting by its general partner, BioPharma Credit Investments V GP LLC (as a lender, and together with as BPCR, each, a “Lender” and collectively, the “Lenders”), pursuant to which the Lenders and the Collateral Agent provided certain consents, and released certain assets and subsidiaries of the Company from their obligations under the Existing Loan Agreement and the other loan documents in connection therewith, and the parties thereto agreed to amend the previously disclosed loan agreement dated as of January 5, 2022 (as amended on April 7, 2022 and February 6, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Consent and Amendment, the “Existing Loan Agreement”) among the Company, certain of its subsidiaries, the Collateral Agent and the Lenders.

Pursuant to and subject to terms and conditions in the Consent and Amendment, among other things: (1) the Lenders and the Collateral Agent provided consent to consummation of the transactions contemplated by the Purchase Agreement, and released certain subsidiary of the Company from its obligation and certain assets subject to the transactions contemplated thereby, (2) the Lenders and the Collateral Agent permitted the Company to make a partial prepayment of the principal of the loans outstanding under the Existing Loan Agreement in the amount of $175.0 million upon consummation of the transactions contemplated by the Purchase Agreement, subject to certain conditions and (3) the parties thereto agreed to adjust the minimum net sales covenant level under the Existing Loan Agreement.

Accordingly, upon the closing of the Disposition referenced in Item 2.01 above, the Company became liable to repay $175.0 million of the existing principal balance of $250.0 million of the loans outstanding under the Existing Loan Agreement on April 1, 2024 and the Company plans to repay $175.0 million and the prepayment premium and makewhole amount of $6.8 million to the Lenders on or before April 1, 2024 pursuant to the Consent and Amendment.

The above description of the material terms of the Consent and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent and Amendment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2024 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 4, 2024, the Company issued a press release announcing the completion of the Disposition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The unaudited pro forma condensed combined financial information and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. They present the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations of the Company after giving pro forma effect to (i) the Disposition, and related transactions and (ii) the acquisition of Surface Oncology, Inc. (“Surface”) (the “Merger” and together with the Disposition, the “Combined Transactions”). The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022 were prepared as though the Combined Transactions occurred on January 1, 2022. The unaudited pro forma condensed combined balance sheet as of September 30, 2023 was prepared as though the Disposition and related transactions occurred on September 30, 2023.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Coherus BioSciences, Inc., dated March 4, 2024
99.2	Unaudited pro forma condensed combined financial information of Coherus BioSciences, Inc. as of and for the nine months ended September 30, 2023 and the year ended December 31, 2022.

104	Cover page Interactive Data file (embedded within the Inline XBRL document)
*	Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2024	COHERUS BIOSCIENCES, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	President and Chief Executive Officer